UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 13, 2020
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSTK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On March 13, 2020, Overstock.com, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three months and twelve months ended December 31, 2019. A copy of the press release is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K and in the exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may expressly be set forth in any such filing by specific reference.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is furnished with this report:

99.1 Press release issued March 13, 2020.

This press release and the March 13, 2020 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including the amount and timing of our capital expenditures, the results of our ongoing review of strategic initiatives, adverse tax, regulatory or legal developments, competition, and any inability to raise capital or borrow funds in a timely manner or on acceptable terms. Other risks and uncertainties include, among others, the inherent risks associated with the businesses that Medici Ventures and tZERO are pursuing, including whether tZERO's joint venture with Box Digital Markets, LLC will be able to achieve its objectives and the timing for doing such, the effects of the departure of key business personnel, our continually evolving business model, and difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them, and difficulties we may have with our search engine optimization results. More information about factors that could potentially affect our financial results is included in our Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission on March 13, 2020, and in our subsequent filings with the Securities and Exchange Commission. The Form 10-K and our subsequent filings with the Securities and Exchange Commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ JONATHAN E. JOHNSON III
Jonathan E. Johnson III
Chief Executive Officer
Date:	March 13, 2020

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